THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® III B Class
American Legacy® Fusion
American Legacy® Shareholder’s Advantage A Class

Supplement dated December 29, 2014 to the Prospectus dated May 1, 2014, as supplemented

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).  For new rider elections beginning January 20, 2015, if you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Nursing Home Enhancement (including the Terminal Illness Provision for contractowners in South Dakota) will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.  If your Contract Value is reduced to zero while you are taking withdrawals under the Nursing Home Enhancement (including the

Please retain this supplement for future reference.